Acquisition of North Penn Bancorp, Inc. (Narrative) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	May 31, 2011
Acquisition of North Penn Bancorp, Inc. [Abstract]
Business Acquisition, Effective Date of Acquisition	May 31, 2011
Business Acquisition, Equity Interest Issued or Issuable, Description	As a result of the acquisition, the Company issued 530,994 common shares, or 15.75% of the total shares outstanding, to former shareholders of North Penn Bancorp, Inc. North Penn Bank has been merged into Wayne Bank, with Wayne as the surviving entity.
Certain Loans Acquired in Transfer Not Accounted for as Debt Securities, Outstanding Balance		$ 1.9
Certain Loans Acquired in Transfer, Nonaccretable Difference		1.7
Loans Acquired Without Evidence Of Deterioration, Unpaid Principal Balance		119.8
Loans Acquired Without Evidence Of Deterioration, Fair Value		$ 116.7